                                                                    EXHIBIT 10UU
                       FIFTH AMENDMENT TO LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of
                                                  ---------
February 27, 1998 by and among LOJACK CORPORATION, a Massachusetts corporation (the "Parent"), and its wholly-owned subsidiaries, LOJACK INTERNATIONAL
      ------
CORPORATION, a Delaware corporation, formerly known as LoJack Midwest Corporation (and the successor by merger to CarSearch Corporation), which was formerly a party to the Loan Agreement referred to below), LOJACK OF NEW JERSEY CORPORATION, a Delaware corporation, RECOVERY SYSTEMS, INC., a Florida corporation, LOJACK HOLDINGS CORPORATION, a Massachusetts corporation; LOJACK VENTURE CORPORATION, a Massachusetts corporation; LOJACK OF PENNSYLVANIA, INC., a Delaware corporation and LOJACK FSC, LTD., a corporation organized under the laws of Barbados (collectively, the "Original Borrowers"); by execution of the
                                     ------------------
Joinder attached hereto, LOJACK OF PENNSYLVANIA, INC., a Delaware corporation and LOJACK FSC, LTD., a corporation organized under the laws of the country of Barbados (the "Borrowers") and BANKBOSTON, N.A. (f/k/a The First National Bank
               ---------
of Boston)(the "Lender").
                ------


                                    RECITALS
                                    --------

     A. The Lender and the Borrowers are parties to a Loan Agreement dated as of December 10, 1993, as amended as of October 11, 1994, as amended February 20, 1996, as amended October 31, 1996, as amended February 28, 1997 (as so amended, the "Loan Agreement"). Capitalized terms used herein without definition have
     --------------
the meanings assigned to them in the Loan Agreement;

     B. The Borrowers wish to amend the Loan Agreement to extend the Conversion Date (as hereinafter defined) of the Revolving Loans to June 1, 1999.

     C. Subject to certain terms and conditions, the Lender is willing to agree to such amendments as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


I.  AMENDMENTS TO LOAN AGREEMENT.
    ----------------------------

     A.  REVOLVING CREDIT AND TERM LOANS.  SECTION 2.1(A) of the Loan
         -------------------------------
Agreement is hereby deleted in its entirety and replaced with the following:

     "2.1 The Revolving Credit and Term Loans. (a) Subject to the terms and
          -----------------------------------
conditions hereof, the Lender will make Revolving Loans to the Borrowers, from time to time from the date hereof until June 1, 1999 (the "Conversion Date"), in
                                                           ---------------
such sums as the Borrowers may request, provided that the principal amount of Revolving Loans outstanding at any one time shall not exceed the Commitment. Subject to the provisions of this Agreement, from the date hereof until the Conversion Date and within the limits of the Commitment, the Borrowers may borrow, repay and reborrow under this Section."

     SECTION 2.8(B) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "(b) After the Conversion Date, the Borrowers shall repay the principal amount outstanding under the Note on the Conversion Date (the "Term Loan
                                                               ---------
Principal"), without setoff, deduction or counterclaim, in quarterly
---------
installments of principal on each Quarterly Date, commencing on August 31,1999 and ending on May 31, 2004, when all outstanding principal, interest and other expenses and charges payable under this Agreement and the Note shall be due and payable in full. The amount of each such quarterly installment shall be the percentage of the Term Loan Principal set forth opposite the respective Quarterly Date in the following table:


                                                   PERCENTAGE OF TERM LOAN PRINCIPAL  PAYABLE
                QUARTERLY DATE                             DURING EACH FISCAL QUARTER
-----------------------------------------       ------------------------------------------------
August 31, 1999 through May 31, 2000                                 3.00%

August 31, 2000 through May 31, 2001                                 4.00%

August 31, 2001 through May 31, 2002                                 5.00%

August 31, 2002 through May 31, 2003                                 6.00%

August 31, 2003 through May 31, 2004                                 7.00%



     B.  CERTAIN FINANCIAL COVENANTS.
         ---------------------------

         SECTION 5.2 of the Loan Agreement is hereby deleted in its entirety.

         SECTION 5.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "5.3.  Leverage.  The Borrowers will not permit the ratio of Total
            --------
Liabilities to Tangible Capital Funds to exceed 2:00:1.00 at any Quarterly
Date."

     C.  NEW EXHIBITS.
         ------------

         1. EXHIBIT 2.1 to the Loan Agreement is deleted and the attached
            -----------
EXHIBIT 2.1 is substituted therefor.
-----------

II.  CERTAIN REPRESENTATIONS.  As a material inducement to the Lender to enter
     -----------------------
into this Amendment, each of the Borrowers hereby represents and warrants to the Lender (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:

    A. The execution and delivery of this Amendment and performance by each Borrower of its respective obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the corporate charter and/or by-laws of each Borrower, or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound.

    B. The representations and warranties contained in SECTION 4 of the Loan Agreement are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been permitted under the terms of the Loan Agreement or otherwise in writing by the Lender). No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of any Borrowers from that disclosed in the financial statements most recently furnished to the Lender. No Event of Default has occurred and is continuing.

    C. The Borrowers are not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with this Amendment.

    D. This Amendment and the Note constitutes the legal, valid and binding obligation of each Borrower, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

III.  CONDITIONS.  The willingness of the Lender to agree to the foregoing is
      ----------
subject to the following conditions:

    A. Each Borrower shall have executed and delivered to the Lender (or shall have caused to be executed and delivered to the Lender) the following:

        1.  This Amendment;

        2.  The Note in the form of the new EXHIBIT 2.1 to the Loan Agreement
                                            -----------
(which shall supersede and replace the Amended and Restated Revolving Credit and Term Note dated February 28, 1997);

        3. True and complete copies of all required directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment and such other documents as may be necessary, certified by a duly authorized officer of the appropriate Borrowers; and

        4. Such other supporting documents and certificates as the Lender or its counsel may reasonably request.

    B. The Borrowers shall have paid to the Lender all outstanding legal fees and disbursements of the Lender's counsel;

    C. All legal matters relating to this Amendment shall be satisfactory to the Lender and its counsel.

IV. EFFECT OF AMENDMENT.  This Amendment constitutes an amendment to and
    -------------------
modification of the Loan Agreement and each of the Loan Documents. Each reference in the Loan Agreement to the "Loan Agreement", "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

V.  MISCELLANEOUS.
    -------------

    A. As provided in the Loan Agreement, the Borrowers jointly and severally agree to reimburse the Lender upon demand for all reasonable out-of-pocket costs and expenses of the Lender, including all reasonable fees and disbursements of counsel to the Lender incurred in connection with the preparation of this Amendment and any other agreements, instruments and documents executed pursuant hereto.

    B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

    D. The obligations of the Borrowers under this Amendment shall be joint and several in nature.

    IN WITNESS WHEREOF, the Lender and the Borrowers have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                          LOJACK CORPORATION


                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President


                          LOJACK INTERNATIONAL CORPORATION


                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President


                          LOJACK OF NEW JERSEY CORPORATION


                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President


                          RECOVERY SYSTEMS, INC.


                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President


                          LOJACK HOLDINGS CORPORATION


                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President


                          LOJACK VENTURE CORPORATION


                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President

                          LOJACK OF PENNSYLVANIA, INC.


                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President


                          LOJACK FSC, LTD.



                          By: /s/ Joseph F. Abely
                             --------------------------------------
                          Name:  Joseph F. Abely
                          Title:    President



                          BANKBOSTON, N.A.



                          By: /s/ Patricia K. Conry
                             --------------------------------------
                          Name:  Patricia K. Conry
                          Title:    Vice President